ABSC OOMC 2006-HE3
Asset Backed Securities Portfolio Analysis

1,541 records
Balance: 181,868,158
FRM

Selection Criteria: FRM
Table of Contents

1.

Original Mortgage Loan Balance

2.

Remaining Balance

3.

Mortgage Rates (%)

4.

Original Term

5.

Remaining Term

6.

LIEN

7.

AGE

8.

LTV

9.

Owner Occupancy

10.

Property Type

11.

Loan Purpose

12.

Rate Type

13.

Prepayment Penalty Term

14.

FICO Scores

15.

State

16.

Documentation

1. Original Mortgage Loan Balance

Original Mortgage Loan Balance	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
1 - 25,000	414	7,667,605.56	4.22	18,520.79	11.343	98.87	616
25,001 - 50,000	302	10,830,764.10	5.96	35,863.46	11.401	96.56	622
50,001 - 75,000	157	9,795,924.94	5.39	62,394.43	10.762	90.49	639
75,001 - 100,000	128	11,206,644.21	6.16	87,551.91	10.296	87.50	639
100,001 - 125,000	110	12,289,041.30	6.76	111,718.56	9.641	86.15	635
125,001 - 150,000	67	9,192,917.00	5.05	137,207.72	8.921	81.51	629
150,001 - 175,000	48	7,748,270.37	4.26	161,422.30	8.131	74.51	617
175,001 - 200,000	36	6,712,253.73	3.69	186,451.49	8.293	78.09	624
200,001 - 225,000	23	4,930,449.10	2.71	214,367.35	7.927	76.59	619
225,001 - 250,000	27	6,410,821.60	3.52	237,437.84	7.713	73.18	609
250,001 - 275,000	23	6,014,777.85	3.31	261,512.08	7.534	80.46	633
275,001 - 300,000	28	8,140,425.58	4.48	290,729.49	7.170	66.91	635
300,001 - 325,000	28	8,730,774.08	4.80	311,813.36	7.187	77.39	650
325,001 - 350,000	22	7,421,829.66	4.08	337,355.89	7.336	77.49	633
350,001 - 375,000	15	5,423,722.90	2.98	361,581.53	7.106	73.07	637
375,001 - 400,000	22	8,476,864.88	4.66	385,312.04	6.844	78.16	670
400,001 - 425,000	11	4,503,940.73	2.48	409,449.16	7.351	83.67	647
425,001 - 450,000	16	6,980,640.25	3.84	436,290.02	6.817	75.65	677
450,001 - 475,000	8	3,680,062.79	2.02	460,007.85	7.035	78.21	648
475,001 - 500,000	13	6,296,384.64	3.46	484,337.28	7.021	77.50	661
500,001 - 525,000	6	3,104,243.73	1.71	517,373.96	5.996	78.54	690
525,001 - 550,000	4	2,132,150.00	1.17	533,037.50	6.004	85.06	683
550,001 - 575,000	7	3,910,326.84	2.15	558,618.12	6.840	77.19	648
575,001 - 600,000	3	1,786,356.12	0.98	595,452.04	6.350	73.04	703
600,001 - 625,000	3	1,861,227.99	1.02	620,409.33	7.212	83.37	709
625,001 - 650,000	1	625,381.39	0.34	625,381.39	5.375	69.89	698
650,001 - 675,000	2	1,314,267.10	0.72	657,133.55	6.787	84.28	689
675,001 - 700,000	1	687,151.95	0.38	687,151.95	6.750	80.00	701
700,001 - 725,000	3	2,155,505.03	1.19	718,501.68	7.496	70.23	696
725,001 - 750,000	2	1,481,777.40	0.81	740,888.70	7.184	74.85	641
750,001 - 775,000	1	770,618.79	0.42	770,618.79	5.375	77.50	704
775,001 - 800,000	3	2,394,306.39	1.32	798,102.13	6.804	77.98	644
800,001 - 825,000	1	818,268.69	0.45	818,268.69	7.890	90.00	623
825,001 - 850,000	1	847,684.11	0.47	847,684.11	7.975	85.00	580
900,001 - 925,000	1	904,855.63	0.50	904,855.63	5.375	70.00	782
950,001 - 975,000	1	960,000.00	0.53	960,000.00	5.500	80.00	682
1,000,001 >=	3	3,659,921.27	2.01	1,219,973.76	6.110	55.11	707
Total:	1,541	181,868,157.70	100.00	118,019.57	8.248	80.63	644

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2. Remaining Balance

Remaining Balance	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
1 - 25000	414	7,667,605.56	4.22	18,520.79	11.343	98.87	616
25001 - 50000	304	10,930,700.82	6.01	35,956.25	11.393	96.42	623
50001 - 75000	156	9,770,797.22	5.37	62,633.32	10.766	90.54	638
75001 - 100000	128	11,231,640.58	6.18	87,747.19	10.281	87.38	639
100001 - 125000	110	12,313,398.83	6.77	111,939.99	9.617	86.17	636
125001 - 150000	68	9,368,154.41	5.15	137,766.98	8.898	82.00	628
150001 - 175000	46	7,448,870.06	4.10	161,931.96	8.160	73.68	617
175001 - 200000	36	6,712,253.73	3.69	186,451.49	8.293	78.09	624
200001 - 225000	23	4,930,449.10	2.71	214,367.35	7.927	76.59	619
225001 - 250000	27	6,410,821.60	3.52	237,437.84	7.713	73.18	609
250001 - 275000	23	6,014,777.85	3.31	261,512.08	7.534	80.46	633
275001 - 300000	29	8,439,806.48	4.64	291,027.81	7.137	67.11	634
300001 - 325000	27	8,431,393.18	4.64	312,273.82	7.220	77.57	652
325001 - 350000	22	7,421,829.66	4.08	337,355.89	7.336	77.49	633
350001 - 375000	17	6,170,277.75	3.39	362,957.51	6.897	72.08	653
375001 - 400000	21	8,129,726.54	4.47	387,129.84	6.962	79.22	663
400001 - 425000	12	4,953,819.46	2.72	412,818.29	7.340	83.59	650
425001 - 450000	14	6,131,345.01	3.37	437,953.22	6.807	75.16	675
450001 - 475000	8	3,680,062.79	2.02	460,007.85	7.035	78.21	648
475001 - 500000	13	6,296,384.64	3.46	484,337.28	7.021	77.50	661
500001 - 525000	7	3,629,056.62	2.00	518,436.66	5.906	78.75	693
525001 - 550000	4	2,157,324.76	1.19	539,331.19	6.284	85.00	661
550001 - 575000	6	3,360,339.19	1.85	560,056.53	6.896	76.73	652
575001 - 600000	3	1,786,356.12	0.98	595,452.04	6.350	73.04	703
600001 - 625000	3	1,861,227.99	1.02	620,409.33	7.212	83.37	709
625001 - 650000	1	625,381.39	0.34	625,381.39	5.375	69.89	698
650001 - 675000	2	1,314,267.10	0.72	657,133.55	6.787	84.28	689
675001 - 700000	1	687,151.95	0.38	687,151.95	6.750	80.00	701
700001 - 725000	3	2,155,505.03	1.19	718,501.68	7.496	70.23	696
725001 - 750000	2	1,481,777.40	0.81	740,888.70	7.184	74.85	641
750001 - 775000	1	770,618.79	0.42	770,618.79	5.375	77.50	704
775001 - 800000	3	2,394,306.39	1.32	798,102.13	6.804	77.98	644
800001 - 825000	1	818,268.69	0.45	818,268.69	7.890	90.00	623
825001 - 850000	1	847,684.11	0.47	847,684.11	7.975	85.00	580
900001 - 925000	1	904,855.63	0.50	904,855.63	5.375	70.00	782
950001 - 975000	1	960,000.00	0.53	960,000.00	5.500	80.00	682
1000001 >=	3	3,659,921.27	2.01	1,219,973.76	6.110	55.11	707
Total:	1,541	181,868,157.70	100.00	118,019.57	8.248	80.63	644

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3. Mortgage Rates (%)

Mortgage Rates (%)	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
5.000 - 5.499	32	15,387,394.01	8.46	480,856.06	5.375	65.34	729
5.500 - 5.999	7	2,602,569.03	1.43	371,795.58	5.611	75.43	653
6.000 - 6.499	27	11,616,743.33	6.39	430,249.75	6.317	70.76	674
6.500 - 6.999	94	30,717,558.78	16.89	326,782.54	6.732	74.34	649
7.000 - 7.499	65	18,277,521.63	10.05	281,192.64	7.246	77.74	637
7.500 - 7.999	89	22,314,559.84	12.27	250,725.39	7.770	77.20	631
8.000 - 8.499	67	13,641,367.22	7.50	203,602.50	8.259	82.81	631
8.500 - 8.999	90	11,309,902.09	6.22	125,665.58	8.729	79.76	616
9.000 - 9.499	83	9,719,395.72	5.34	117,101.15	9.227	87.67	626
9.500 - 9.999	70	4,988,341.91	2.74	71,262.03	9.766	86.59	618
10.000 - 10.499	92	6,948,422.64	3.82	75,526.33	10.251	94.89	677
10.500 - 10.999	165	9,403,047.17	5.17	56,988.16	10.724	92.70	640
11.000 - 11.499	135	6,155,096.84	3.38	45,593.31	11.243	94.45	625
11.500 - 11.999	246	9,803,620.75	5.39	39,852.12	11.724	94.41	614
12.000 - 12.499	200	6,277,683.56	3.45	31,388.42	12.179	95.61	597
12.500 - 12.999	75	2,533,060.72	1.39	33,774.14	12.608	96.79	596
13.000 - 13.499	3	144,888.09	0.08	48,296.03	13.050	80.99	610
13.500 - 13.999	1	26,984.37	0.01	26,984.37	13.800	100.00	588
Total:	1,541	181,868,157.70	100.00	118,019.57	8.248	80.63	644

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4. Original Term

Original Term	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
0 - 180	25	1,859,054.65	1.02	74,362.19	8.786	71.70	612
181 - 240	24	1,967,532.15	1.08	81,980.51	9.218	87.07	615
301 - 360	1,492	178,041,570.90	97.90	119,330.81	8.231	80.65	645
Total:	1,541	181,868,157.70	100.00	118,019.57	8.248	80.63	644

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5. Remaining Term

Remaining Term	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
121 - 180	25	1,859,054.65	1.02	74,362.19	8.786	71.70	612
181 - 240	24	1,967,532.15	1.08	81,980.51	9.218	87.07	615
301 - 360	1,492	178,041,570.90	97.90	119,330.81	8.231	80.65	645
Total:	1,541	181,868,157.70	100.00	118,019.57	8.248	80.63	644

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6. LIEN

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7. AGE

AGE	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
2	3	81,846.87	0.05	27,282.29	11.455	100.00	647
3	975	117,495,398.43	64.60	120,508.10	8.598	81.31	632
4	462	43,378,732.64	23.85	93,893.36	8.396	84.29	644
5	87	19,242,314.19	10.58	221,176.03	5.792	68.69	715
6	8	1,015,960.46	0.56	126,995.06	8.417	77.98	647
7	4	619,431.68	0.34	154,857.92	6.716	67.56	653
9	2	34,473.43	0.02	17,236.72	11.360	100.00	0
Total:	1,541	181,868,157.70	100.00	118,019.57	8.248	80.63	644

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8. LTV

LTV	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
25.00 - 29.99	2	249,537.72	0.14	124,768.86	8.621	27.52	610
30.00 - 34.99	2	512,936.84	0.28	256,468.42	6.789	32.41	620
35.00 - 39.99	5	502,116.92	0.28	100,423.38	8.794	37.07	588
40.00 - 44.99	10	2,887,346.99	1.59	288,734.70	6.180	42.40	714
45.00 - 49.99	14	3,216,036.46	1.77	229,716.89	7.229	48.28	639
50.00 - 54.99	25	4,624,064.96	2.54	184,962.60	7.359	52.54	614
55.00 - 59.99	24	6,871,880.13	3.78	286,328.34	6.836	57.57	647
60.00 - 64.99	46	10,395,217.53	5.72	225,982.99	7.200	61.97	628
65.00 - 69.99	58	13,129,812.24	7.22	226,376.07	7.226	66.82	631
70.00 - 74.99	50	13,186,242.88	7.25	263,724.86	7.109	72.27	657
75.00 - 79.99	71	15,547,278.73	8.55	218,975.76	7.344	76.76	642
80.00 - 84.99	166	33,618,348.00	18.49	202,520.17	7.659	81.05	644
85.00 - 89.99	59	14,035,787.66	7.72	237,894.71	7.848	86.12	639
90.00 - 94.99	65	16,127,946.54	8.87	248,122.25	8.218	90.59	648
95.00 - 99.99	108	11,739,259.27	6.45	108,696.85	8.977	95.51	636
100.00 - 104.99	836	35,224,344.83	19.37	42,134.38	10.920	100.00	651
Total:	1,541	181,868,157.70	100.00	118,019.57	8.248	80.63	644

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9. Owner Occupancy

Owner Occupancy	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
I	24	4,961,239.48	2.73	206,718.31	8.007	74.25	650
P	1,503	173,930,692.73	95.64	115,722.35	8.263	80.79	643
S	14	2,976,225.49	1.64	212,587.54	7.754	82.34	674
Total:	1,541	181,868,157.70	100.00	118,019.57	8.248	80.63	644

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10. Property Type

Property Type	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
Single Family	1,295	142,622,406.30	78.42	110,133.13	8.322	81.28	641
Condo - 1-4 Stories	53	4,381,297.13	2.41	82,665.98	8.658	88.20	661
Condo - 5 Stories & up	3	203,027.72	0.11	67,675.91	10.099	75.37	606
PUD	116	20,043,881.30	11.02	172,792.08	7.642	76.71	656
Manufactured home	6	1,116,371.20	0.61	186,061.87	8.615	74.43	650
2-4 Family	8	1,055,331.40	0.58	131,916.43	7.594	78.98	662
Condo Conversion	1	36,899.90	0.02	36,899.90	11.850	100.00	610
2 Unit	50	9,217,791.92	5.07	184,355.84	8.186	76.26	641
3-4 Units	9	3,191,150.83	1.75	354,572.31	8.279	81.27	660
Total:	1,541	181,868,157.70	100.00	118,019.57	8.248	80.63	644

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11. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
C	543	111,561,364.73	61.34	205,453.71	7.612	75.41	640
P	863	51,578,778.20	28.36	59,766.83	9.720	92.57	659
R	135	18,728,014.77	10.30	138,726.04	7.981	78.89	625
Total:	1,541	181,868,157.70	100.00	118,019.57	8.248	80.63	644

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12. Rate Type

Rate Type	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
FXD	1,541	181,868,157.70	100.00	118,019.57	8.248	80.63	644
Total:	1,541	181,868,157.70	100.00	118,019.57	8.248	80.63	644

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13. Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
0	733	43,782,694.48	24.07	59,730.82	9.775	86.71	631
12	75	22,209,980.65	12.21	296,133.08	7.580	78.27	650
24	267	14,501,551.97	7.97	54,312.93	10.801	97.97	653
30	1	158,545.22	0.09	158,545.22	8.925	95.00	651
36	465	101,215,385.38	55.65	217,667.50	7.367	76.02	647
Total:	1,541	181,868,157.70	100.00	118,019.57	8.248	80.63	644

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14. FICO Scores

FICO Scores	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
0 - 19	6	282,396.21	0.16	47,066.04	11.090	92.71	0
500 - 519	23	3,286,117.35	1.81	142,874.67	9.947	70.30	507
520 - 539	22	2,780,608.87	1.53	126,391.31	9.701	72.73	531
540 - 559	31	3,663,019.48	2.01	118,161.92	8.979	70.00	549
560 - 579	83	10,593,011.75	5.82	127,626.65	8.581	79.34	572
580 - 599	264	19,071,236.24	10.49	72,239.53	9.111	80.66	589
600 - 619	291	24,316,115.40	13.37	83,560.53	8.804	80.14	610
620 - 639	261	30,422,201.71	16.73	116,560.16	8.293	81.34	628
640 - 659	201	22,053,559.23	12.13	109,719.20	8.581	82.98	648
660 - 679	136	16,854,058.47	9.27	123,926.90	8.232	84.54	669
680 - 699	85	17,599,682.70	9.68	207,055.09	7.249	81.62	691
700 - 719	57	10,904,598.59	6.00	191,308.75	7.176	83.20	707
720 - 739	31	6,958,773.31	3.83	224,476.56	7.425	82.01	728
740 - 759	28	3,939,721.72	2.17	140,704.35	7.870	82.15	746
760 - 779	11	5,747,869.77	3.16	522,533.62	6.172	70.56	769
780 - 799	10	3,011,186.90	1.66	301,118.69	6.385	72.29	787
800 - 819	1	384,000.00	0.21	384,000.00	5.375	80.00	803
Total:	1,541	181,868,157.70	100.00	118,019.57	8.248	80.63	644

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15. State

State	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
Alabama	25	1,154,951.81	0.64	46,198.07	9.926	85.82	614
Arizona	19	1,750,578.97	0.96	92,135.74	8.752	83.63	622
Arkansas	6	708,314.33	0.39	118,052.39	8.549	91.51	640
California	247	62,360,798.83	34.29	252,472.87	7.219	76.01	674
Colorado	19	1,139,731.02	0.63	59,985.84	9.811	94.62	620
Connecticut	19	2,567,741.65	1.41	135,144.30	8.653	80.95	610
Delaware	5	504,138.86	0.28	100,827.77	9.472	72.49	543
District of Columbia	2	366,605.13	0.20	183,302.57	8.522	59.20	601
Florida	131	15,872,594.82	8.73	121,164.85	8.381	80.19	621
Georgia	43	2,796,131.77	1.54	65,026.32	10.036	91.49	638
Hawaii	9	2,287,789.47	1.26	254,198.83	7.728	80.57	632
Idaho	11	967,277.45	0.53	87,934.31	8.731	88.97	626
Illinois	34	2,084,207.93	1.15	61,300.23	9.618	87.03	600
Indiana	17	431,843.52	0.24	25,402.56	10.351	91.94	614
Iowa	4	213,277.92	0.12	53,319.48	10.618	99.27	617
Kentucky	25	954,057.06	0.52	38,162.28	10.144	91.77	644
Louisiana	8	305,395.88	0.17	38,174.49	10.561	89.41	630
Maine	12	1,258,121.85	0.69	104,843.49	8.826	83.29	619
Maryland	23	2,628,728.23	1.45	114,292.53	8.878	85.02	633
Massachusetts	63	8,625,008.09	4.74	136,904.89	8.693	80.92	651
Michigan	73	4,235,447.75	2.33	58,019.83	9.804	89.11	600
Minnesota	7	369,951.28	0.20	52,850.18	8.733	91.61	617
Mississippi	4	150,031.11	0.08	37,507.78	11.411	89.37	580
Missouri	20	513,656.28	0.28	25,682.81	10.556	94.88	621
Montana	2	47,623.17	0.03	23,811.59	12.514	92.52	597
Nevada	15	2,175,838.40	1.20	145,055.89	8.246	80.96	632
New Hampshire	9	593,514.47	0.33	65,946.05	9.589	87.40	607
New Jersey	28	4,858,099.37	2.67	173,503.55	8.461	70.47	612
New York	100	22,804,556.06	12.54	228,045.56	7.843	80.06	654
North Carolina	47	2,055,809.29	1.13	43,740.62	10.624	91.61	621
Ohio	49	1,793,858.22	0.99	36,609.35	10.501	92.63	608
Oklahoma	20	1,339,030.63	0.74	66,951.53	9.783	86.20	604
Oregon	10	1,305,578.87	0.72	130,557.89	8.052	84.15	644
Pennsylvania	50	4,857,980.78	2.67	97,159.62	8.443	83.30	627
Rhode Island	10	1,730,157.72	0.95	173,015.77	8.284	76.87	637
South Carolina	21	1,080,988.36	0.59	51,475.64	9.607	81.90	651
Tennessee	36	1,478,577.34	0.81	41,071.59	8.446	87.81	615
Texas	188	10,655,608.32	5.86	56,678.77	9.660	87.59	610
Utah	8	259,716.92	0.14	32,464.62	11.405	96.14	641
Vermont	9	601,345.32	0.33	66,816.15	9.747	89.50	643
Virginia	60	6,418,830.77	3.53	106,980.51	8.690	80.25	615
Washington	22	2,547,136.55	1.40	115,778.93	8.612	88.29	627
Wisconsin	26	827,257.97	0.45	31,817.61	10.888	93.16	620
Wyoming	5	190,268.16	0.10	38,053.63	11.969	100.00	613
Total:	1,541	181,868,157.70	100.00	118,019.57	8.248	80.63	644

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16. Documentation

Documentation	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
Full Documentation	1,156	110,545,799.43	60.78	95,627.85	8.446	82.02	632
Lite Documentation	6	1,572,313.13	0.86	262,052.19	7.732	84.36	673
No Documentation	7	1,244,291.64	0.68	177,755.95	8.461	83.85	695
Stated Documentation	372	68,505,753.50	37.67	184,155.25	7.936	78.26	662
Total:	1,541	181,868,157.70	100.00	118,019.57	8.248	80.63	644

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Mar 20, 2006 17:40

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.